American Conservative Values ETF (ACVF)

American Conservative Values Small-Cap ETF (ACVS)

series portfolios of

ETF Opportunities Trust

Supplement dated May 14, 2021

to the Prospectus dated July 27, 2020

Effective as of the date of this supplement, the following disclosure is added immediately following the “Distribution and Service Plan” section of the Prospectus:

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may pay intermediaries for the sale or marketing of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives, and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Funds available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds. The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

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This Supplement and the Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-888-909-6030.

American Conservative Values ETF (ACVF)

American Conservative Values Small-Cap ETF (ACVS)

series portfolios of

ETF Opportunities Trust

Supplement dated May 14, 2021

to the Statement of Additional Information dated July 27, 2020,

supplemented on October 27, 2020

Effective immediately, the current Exhibit B to the Statement of Additional Information is deleted and replaced in its entirety with the following:

EXHIBIT B

PROXY VOTING AND DISCLOSURE POLICY

RIDGELINE RESEARCH LLC

Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

Ridgeline Research LLC (“Ridgeline”) votes proxies for its clients. The Advisers Act Amendments require that Ridgeline adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Ridgeline has voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Ridgeline complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of the Fund’s shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

Specific Proxy Voting Policies and Procedures

Ridgeline believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.

The CCO is charged with responsibility to ensure that the adviser implements proxy voting policies and procedures that provide protection against conflicts of interest, adequate record-keeping and disclosures regarding the policies and procedures.

It is the policy of the adviser to vote client proxies in the best economic interests of the clients. Consistent with its fiduciary duty, the adviser will strive to vote in a way that will cause the value of the issue to increase the most or decline the least. The adviser will monitor corporate actions and consideration will be given to both the short and long-term implications of the proposal to be voted on when considering the optimal vote. The adviser will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will take the place of this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Absent specific voting guidelines by a client, the adviser will generally vote proxies as follows:

•	Vote all proxies from a specific issuer the same way for each client.

•	Routine corporate proposals such as approval of auditors and election of directors will be voted with management. Proposals involving corporate responsibility and social/political issues will be voted on a case-by-case basis.

•	Non-routine corporate proposals (i.e., restructuring efforts, name changes, mergers & acquisitions, stock options plans etc.) will be analyzed with the goal of maximizing shareholder value, but will mostly concur with management’s vote.

•	Corporate governance proposals (i.e., golden parachutes, poison pills, limitations on officer and director liabilities, cumulative voting etc.) that cause board members to become entrenched or cause unequal voting rights will be voted against.

Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires Ridgeline to disclose in response to any client request how the client can obtain information from Ridgeline on how its securities were voted. Ridgeline will disclose in Form ADV that clients can obtain information on how their securities were voted by making a written request to Ridgeline. Upon receiving a written request from a client, Ridgeline will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Ridgeline to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Ridgeline will provide such a description in its Form ADV. Upon receiving a written request from a client, Ridgeline will provide a copy of this Policy within a reasonable amount of time.

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If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-888-909-6030.

This Supplement and the Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-888-909-6030.

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